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                                                                    Exhibit 10.2



                               ACCESSION AGREEMENT


     THIS ACCESSION AGREEMENT (this "Agreement"), dated as of March 15, 1999, is entered into by and among (a) Interep National Radio Sales, Inc., a New York corporation (the "Borrower"), (b) each of the several Subsidiary Borrowers listed on the signature pages hereto (collectively, the "Existing Subsidiary Borrowers" and, together with the Borrower, the "Existing Borrowers"), (c) American Radio Sales, Inc., a New York corporation (the "New Subsidiary Borrower"), (d) BankBoston, N.A., a national banking association, as a Lender (as defined below) and as Administrative Agent (the "Agent") for the Lenders and
(e) Summit Bank, a New Jersey corporation, as a Lender and as Documentation Agent (the "Documentation Agent").

     Reference is hereby made to: (a) the Revolving Line of Credit Agreement, dated as of July 2, 1998, as amended as of December 31, 1998 (as so amended and in effect, the "Credit Agreement"), among (i) the Borrower, (ii) the Existing Subsidiary Borrowers, (iii) the various financial institutions that are now or hereafter become parties thereto (the "Lenders"), (iv) the Agent and (v) the Documentation Agent, (b) the Security Agreement, dated as of July 2, 1998 (as amended and in effect, the "Security Agreement"), among the Securing Parties (as defined therein) and the Agent and (c) the Stock Pledge Agreement, dated as of July 2, 1998 (the "Stock Pledge Agreement"), by the Borrower in favor of the Agent.

                                   WITNESSETH

     WHEREAS, the New Subsidiary Borrower is a wholly-owned New Subsidiary (as defined in the Credit Agreement) of the Borrower;

     WHEREAS, the Borrower has formed the New Subsidiary Borrower and, pursuant to an Assignment and Assumption Agreement dated the date hereof, has transferred certain of its assets to the New Subsidiary Borrower, for the purpose of having such New Subsidiary Borrower own and operate the Borrower's ABC Radio Sales Division; and

     WHEREAS, the Existing Borrowers have covenanted and agreed with the Agent and the Lenders, pursuant to Section 8.08 of the Credit Agreement, that, among other things, each such Existing Borrower shall enter into, and shall cause the New Subsidiary Borrower to enter into, this Agreement with the Agent upon the creation of any New Subsidiary such as the New Subsidiary Borrower;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Certain Terms. Capitalized terms used but not defined in this Agreement have the meanings specified for such terms in the Credit Agreement. Any reference herein to any agreement shall be deemed to be a

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                                      -2-

reference to such agreement as amended as of the date hereof and as further amended, supplemented or otherwise modified from time to time.

     Section 2. Accession to Credit Agreement. From and after the date hereof, the New Subsidiary Borrower shall be deemed to be a "Subsidiary Borrower" and a "Borrower" for all purposes of the Credit Agreement, and each reference to a "Subsidiary Borrower" or a "Borrower" in the Credit Agreement shall be deemed to include the New Subsidiary Borrower. The New Subsidiary Borrower hereby expressly covenants and agrees with the Agent and each Lender that, from and after the date hereof, the New Subsidiary Borrower shall, and does hereby, assume and agree to perform and observe each and every covenant, agreement, obligation or liability of the Subsidiary Borrowers and any Borrower under the Credit Agreement.

     Section 3. Accession to Security Agreement. From and after the date hereof, the New Subsidiary Borrower shall be deemed to be a "Securing Party" (as such term is defined in the Security Agreement) for all purposes of the Security Agreement, and each reference to a "Securing Party" or the "Securing Parties" in the Security Agreement shall be deemed to include the New Subsidiary Borrower. The New Subsidiary Borrower hereby expressly covenants and agrees with the Agent and each Lender that, from and after the date hereof, the New Subsidiary Borrower shall, and does hereby, assume and agree to perform and observe each and every covenant, agreement, obligation or liability of a Securing Party under the Security Agreement (including, without limitation, the making of any filings, registrations and recordings required thereunder or under the Credit Agreement).

     Section 4. Accession to Stock Pledge Agreement. From and after the date hereof, the New Subsidiary Borrower shall be deemed to be a "Subsidiary" (as such term is defined in the Stock Pledge Agreement) for all purposes of the Stock Pledge Agreement, and each reference to a "Subsidiary" or the "Subsidiaries" in the Stock Pledge Agreement shall be deemed to include the New Subsidiary Borrower. The Borrower shall, concurrently herewith, execute and deliver to the Agent a Pledge Amendment (as defined in the Stock Pledge Agreement) dated the date hereof, designating as Pledged Shares (as defined in the Stock Pledge Agreement) all shares of the New Subsidiary Borrower's capital stock.

     Section 5. Miscellaneous. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                            NEW SUBSIDIARY BORROWER:

                                       AMERICAN RADIO SALES, INC.


                                       By:   /s/ William J. McEntee, Jr.
                                           --------------------------------
                                           Name:  William J. McEntee, Jr.
                                           Title: Vice President and Chief
                                                  Financial Officer


                               EXISTING BORROWERS:

                                       INTEREP NATIONAL RADIO SALES, INC.


                                       By:   /s/ William J. McEntee, Jr.
                                           --------------------------------
                                            Name:  William J. McEntee, Jr.
                                            Title: Vice President and Chief
                                                   Financial Officer

                                       MCGAVERN GUILD, INC.
                                       D&R RADIO, INC.
                                       CBS RADIO SALES, INC.
                                       ALLIED RADIO PARTNERS, INC.
                                       CABALLERO SPANISH MEDIA L.L.C.
                                       CLEAR CHANNEL RADIO, LLC


                                       By:   /s/ William J. McEntee, Jr.
                                           --------------------------------
                                            Name:  William J. McEntee, Jr.
                                            Title:  Vice President and Chief
                                                      Financial Officer

Agreed to and Accepted By:

BANKBOSTON, N.A., individually
and as Agent


By:  /s/ Robert F. Milordi
Name:  Robert F. Milordi
Title:  Managing Director